                                                                 Exhibit 10.11A


                      [*] Confidential Treatment Requested


                            MULTI-PACK SUPPLY AGREEMENT
                            ---------------------------

          THIS MULTI-PACK SUPPLY AGREEMENT ("Agreement") is made and entered into as of March 1, 1998 by and between Packaging Resources Incorporated, a Delaware corporation ("PRI"), and General Mills Operations, Inc., a Delaware corporation (Yoplait").

                                     RECITALS:

          WHEREAS, Yoplait desires to purchase from PRI and PRI desires to sell to Yoplait, four-ounce (4 oz.) thermoformed multi-pack cups identified on Schedule A attached hereto and made a part hereof (the "Cups").

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. SUPPLY OF CUPS. PRI shall sell to Yoplait, and Yoplait shall purchase and take delivery from PRI the Cups in accordance with the estimates noted in Schedule C attached hereto and made a part hereof. The parties acknowledge that Schedule C lists estimates only and that Yoplait does not guarantee the purchase of any volume of Cups. However, Yoplait agrees that PRI will be its exclusive and sole supplier to Trix multipack, Adventure Pack and Yoplait Original multipack Cups as described on Schedule A, subject to PRI's ability to perform in accordance with the terms of this Agreement. Purchases hereunder shall be in accordance with Yoplait's written purchase orders submitted to PRI. In the event there is any conflict between the terms of any such purchase order terms and the terms of this Agreement, the terms of this Agreement shall govern.

          2.   TERM.

               (a) The term of this Agreement shall commence as of March 1, 1998 and shall end on February 28, 2003 ("Initial Term").

               (b) Yoplait shall have an option to renew the term of this Agreement for a period of one (1) year after the Initial Term upon written notice to PRI not less than nine (9) months prior to the end of the Initial Term. Any such notice of the exercise of the option to renew shall contain a new Schedule C. Other changes to the terms and conditions of this Agreement shall be as mutually agreed to in writing by the parties.

          3.   PRICE.

               (a) BASE PRICE. The base price of the Cups shall be as noted in Schedule B attached hereto and made a part hereof.

               (b) RESIN PRICE CHANGES. Effective March 1, 1999 a price adjustment for the Cups shall be implemented effective through February 28, 2000. Such price adjustment shall be based on any increase or decrease between the market price of polystyrene on March 1, 1998 and such price on March 1, 1999. On March 1, 2000, a price adjustment for the Cups shall be implemented effective as of such date based on any increase or decrease between the market price of polystyrene on March 1, 1999 and such price on March 1, 2000. Except as expressly agreed otherwise at any time after March 1, 2000, price adjustments for the Cups based on any increase or decrease in the market price of polystyrene shall be implemented when incurred by PRI; provided, however, that no such price adjustment shall be effective without thirty (30) days prior written notice to Yoplait. Any price adjustment pursuant to this Section 3(b) shall be in accordance with Schedule B.


               (c) NON-RESIN PRICE CHANGES. In March of each year of the term hereof, PRI shall advise Yoplait in writing of all non-resin price increases and decreases which relate to the manufacture of the Cups. Upon mutual agreement of the parties, the base price of the Cups shall be appropriately adjusted and confirmed by the parties in writing on April 1 of each year of the term hereof; provided that Yoplait agrees to accept non-resin increases, not to exceed 2%, when PRI provides appropriate written documentation. The parties also agree that to the extent that cost savings are identified, mutually-agreed and implemented, any such savings shall be passed along to GMI to reduce the price of the Cups or to reduce such other applicable costs as are paid by GMI.

          4. PURCHASE OF INVENTORY. Upon the termination of this Agreement for any reason, Yoplait shall purchase from PRI all Cups and related work in progress then in PRI's inventory; provided, however, that Yoplait shall not be obligated to purchase any such inventory in excess of the maximum inventory levels contemplated by the forecasts furnished by Yoplait pursuant to Section 5 hereof.

          5. FORECASTS OF REQUIREMENTS. On or about the first (1st) day of each calendar month during the term hereof, Yoplait shall provide PRI with a four (4) calendar month forecast of Yoplait's anticipated needs for Cups hereunder including without limitation, the month, plant location, flavor design and product group.

          6. SPECIFICATIONS AND STANDARDS. PRI in its performance hereunder shall comply with all specifications and quality control standards set forth in Schedule A and Schedule D, attached hereto and made a part hereof ("specifications"). If PRI shall fail to meet such specifications with respect to any Cups, such Cups shall be returned PRI at PRI's sole expense and PRI shall, within thirty (30) days of its receipt of such defective Cups, either replace such Cups or refund (or credit) the entire amount of any base price paid for such Cups.

          7.   INDEMNIFICATION.

               (a) INDEMNIFICATION BY YOPLAIT. To the extent that the Cups supplied hereunder comply with the specifications and standards agreed to by the parties in accordance with Section 6, Yoplait agrees to indemnify, defend and hold PRI harmless from and against any and all demands, claims, actions, suits and proceedings which may at any time be brought against PRI and any and all liabilities, losses, damages, costs and expenses (including, but not limited to, reasonable attorney's fees and other legal costs and expenses) which may at any time be suffered or incurred by PRI, as a result of, arising from or in connection with the handling, transportation, or use of the Cups or any products to be sold within the Cups.

               (b) INDEMNIFICATION BY PRI. To the extent that PRI shall fail to meet the specifications and standards agreed to by the parties in accordance with Section 6 with respect to any Cups, PRI agrees to indemnify, defend and hold Yoplait harmless from and against any and all demands, claims, actions, suits and proceedings which may at any time be brought against Yoplait and any and all liabilities, losses, damages, costs and expenses (including, but not limited to, reasonable attorney's fees and other legal costs and expenses) which may at any time be suffered or incurred by Yoplait, as a result of, arising from or on account of any act or omission in connection with the handling or transportation of such Cups, or any products to be sold within the Cups; provided, however, in no event shall PRI be liable for the incidental or consequential losses or damages (including lost profits) of Yoplait.

          8. EXCLUSIVITY. PRI agrees that it will not sell Cups set forth on Schedule A to any third party.

          9.   MISCELLANEOUS.

               (a) FORCE MAJEURE. In the event either party hereto shall be prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reasons of a like nature not the fault of, or under the control of, the party delayed in performing work or doing acts required under the terms of this Agreement, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided the party delayed in performing promptly gives written notice to the other party of its inability to perform and provided, further, that upon the termination of the force majeure event the delayed party promptly commences performance.


               (b) NOTICES. Any notice, claim, demand, request or other communication required or permitted under this Agreement shall be valid and effective only if given by written instrument which is personally delivered, sent by facsimile, air courier or registered or certified airmail, postage prepaid, addressed as follows:

               To PRI:             Packaging Resources Incorporated
                                   One Conway Park
                                   100 Field Drive, Suite 300
                                   Lake Forest, Illinois 60045
                                   Attention: Howard P. Hoeper
                                   Facsimile: (847) 295-3707

               To Yoplait:         General Mills Operations, Inc.
                                   Number One General Mills Boulevard
                                   Minneapolis, MN 55426
                                   Attention: Kevin Dulin
                                   Facsimile: (612) 541-5000


                    Any notice, claim, demand, request or other communication given as provided in this Section if given personally, shall be effective upon delivery; if given by facsimile, shall be effective one day after transmission; if given by air courier, shall be effective five (5) days after deposit with the courier; and if given by mail, shall be effective ten (10) days after deposit in the mail. Either party may change the address at which it is to be given notice by giving written notice to the other party as provided in this Section.

               (c) ENTIRE AGREEMENT. This Agreement and the Schedules hereto constitute the entire understanding and agreement between the parties, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement may not be modified or amended except by an instrument in writing executed by the parties hereto.

               (d) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

               (e) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of all successors and assigns of the parties hereto.

               (f) ASSIGNMENT. PRI shall not assign or otherwise transfer in any manner (either by contract, operation of law or change in control) this Agreement or any of PRI's rights or obligations without Yoplait's prior written consent, which consent shall not be unreasonably withheld or delayed.

               (g) SEVERABILITY. If any provision of this Agreement shall be found invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, then such provision shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as so modified or restricted, or as if such provision had not been originally incorporated herein, as the case my be, provided that the basic intent of the parties has not thus been rendered incapable of achievement.

               (h) HEADINGS. Section headings have been inserted in this Agreement as a matter of convenience only and are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

               (i) COUNTERPARTS. This Agreement may be executed in one or more counterparts, and the parties may execute and deliver this Agreement by executing and delivering any of such counterparts.

               (j) PRIOR AGREEMENT. The execution of this Agreement shall render null and void any agreements previously executed by the parties regarding the subject matter of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


PACKAGING RESOURCES INC.              GENERAL MILLS OPERATIONS, INC.


By: /s/ Howard P. Hoeper              By: /s/ Ian R. Friendly
   -----------------------------         -------------------------------
Name: Howard P. Hoeper                Name: Ian R. Friendly
     ---------------------------           -----------------------------
Title: PRES. C.E.O.                   Title: President, Yoplait-Colombo

                                      SCHEDULE A

                                      Page 1 of 2

                                 Yoplait 4 oz. Container
                           Production Shipping Specification
                                        09/10/97

                                           [*]

                                      SCHEDULE A           Page 2 of 2

                                         [*]

                                      SCHEDULE B          March 1, 1998

                         PACKAGING RESOURCES INCORPORATED
                                   Pricing Schedule
                                Effective March 1, 1998
            Include $0.03/lb Market Price Increase for High Impact Styrene
                               (Initial Contract Pricing)


                                   YOPLAIT - COLOMBO
                           Ship to:  Methuen, Massachusetts
                                       (#109816)

Part Description                                                      Price/M
----------------                                                      -------
POLYSTYRENE
4 oz. White Multi-Pack, Printed (Process - 5 to 6 Colors)             [*]
4 oz. White Multi-Pack, Unprinted                                     [*]
4 oz. Yellow Multi-Pack, Unprinted                                    [*]
4 oz. Red Multi-Pack, Unprinted                                       [*]



Title:      Passes at Packaging Resources Incorporated
Freight:    Packaging Resources Arranges for, Prepays and Bills Customer
            Direct Freight Cost: Coleman to Methuen - $1600
                                 Coleman to Tulare - $2850
Terms:      1% 10 Days, Net 30 Days.
            Sale subject to credit approval.


Current Resin Escalator/Deescalator
-----------------------------------
Price change for each $0.01/lb. of High Impact Polystyrene market price change is as follows:

        4 oz. Multi-Pack = [*]

Tooling
-------
Yoplait Owns Tooling and Packaging Resources Maintains Tooling.

                                      SCHEDULE C


                        MULTI-PACK VOLUME ESTIMATES (MM UNITS)

                                        [*]

 Volumes are estimates for the Agreement Years starting March 1, 1998.

                                     SCHEDULE D
Printed:   FEB 26 1998           GENERAL MILLS, INC.               Page 1 of 3
                        PACKAGING SPECIFICATION No. 30-335
                                                                        PAGE: 1
                                 INTERNAL USE ONLY

                                        [*]

                                     SCHEDULE D
Printed:   FEB 26 1998           GENERAL MILLS, INC.               Page 2 of 3
                        PACKAGING SPECIFICATION No. 30-335
                                                                        PAGE: 2
                                 INTERNAL USE ONLY

                                        [*]

                                     SCHEDULE D

Printed:   FEB 26 1998           GENERAL MILLS, INC.      Page 3 of 3    Page: 3
                         PACKAGING SPECIFICATION No. 30-335

                                 INTERNAL USE ONLY

                                       [*]

Printed:   MAR 4  1998           GENERAL MILLS, INC.                SCHEDULE D
                        PACKAGING SPECIFICATION No.  30-335        PAGE 1 OF 19

                               For Supplier # 067443
                                PACKAGING RESOURCES
                                   NEW VIENNA, OH

                                        [*]

PRINTED: MAR 4 1998             GENERAL MILLS, INC.                  SCHEDULE D
                        PACKAGING SPECIFICATION NO. 30-335         PAGE 2 OF 19

                              FOR SUPPLIER # 067443
                               PACKAGING RESOURCES
                                  NEW VIENNA, OH

                                       [*]

PRINTED: MAR 4 1998             GENERAL MILLS, INC.                  SCHEDULE D
                        PACKAGING SPECIFICATION NO. 30-335         PAGE 3 OF 19

                              FOR SUPPLIER # 067443
                               PACKAGING RESOURCES
                                  NEW VIENNA, OH

                                       [*]

                                      [*]

Printed:  MAR 4 1998         GENERAL MILLS, INC.                   SCHEDULE D
                      PACKAGING SPECIFICATION No. 30-367          PAGE 5 OF 19

                            For Supplier # 040335
                         WEYERHAEUSER - THREE RIVERS
                              THREE RIVERS, MI

                                     [*]

Printed:  MAR 4 1998         GENERAL MILLS, INC.                   SCHEDULED
                      PACKAGING SPECIFICATION No. 30-367          PAGE 6 OF 19

                            For Supplier # 040335
                         WEYERHAEUSER - THREE RIVERS
                              THREE RIVERS, MI

                                     [*]

                                     [*]                          PAGE 7 OF 19

PRINTED: MAR 4 1998             GENERAL MILLS, INC.                 SCHEDULE D
                        PACKAGING SPECIFICATION NO. 30-368        PAGE 8 OF 19

                                FOR SUPPLIER # 040335
                             WEYERHAEUSER - THREE RIVERS
                                 THREE RIVERS, MI

                                       [*]

PRINTED: MAR 4 1998           GENERAL MILLS, INC.                 SCHEDULE D
                        PACKAGING SPECIFICATION NO. 30-368        PAGE 9 OF 19

                              FOR SUPPLIER # 040335
                           WEYERHAEUSER - THREE RIVERS
                                 THREE RIVERS, MI

                                       [*]

                                                          SCHEDULE D
                                                        PAGE 10 OF 19


                                       [*]

Date:  MAR 3 1998          GENERAL MILLS, INC.                SCHEDULE D
                    GENERAL PACKAGING SPECIFICATION         PAGE 11 OF 19
                           RETAINED SOLVENTS

CONFIDENTIAL
ORIGINATION DATE: 06/05/87
STATUS:  ACTIVE
REVISION DATE:  03/28/96

                                       [*]

Date:  MAR 3 1998               GENERAL MILLS, INC.              SCHEDULE D
                          GENERAL PACKAGING SPECIFICATION      PAGE 12 OF 19
                                RIGID PLASTICS

CONDFIDENTIAL
ORIGINATION DATE:  08/09/89
STATUS:  ACTIVE
REVISION DATE: 01/28/93

                                   [*]

Date:  MAR 3 1998           GENERAL MILLS, INC.                  SCHEDULE D
                      GENERAL PACKAGING SPECIFICATION          PAGE 13 OF 19
                            RIGID PLASTICS

                                  [*]

Date:  MAR 3 1998                 GENERAL MILLS, INC.              SCHEDULE D
                           GENERAL PACKAGING SPECIFICATION        PAGE 14 OF 19
                                    RIGID PLASTICS

                                         [*]

Date:  MAR 4 1998                 GENERAL MILLS, INC.              SCHEDULE D
                           GENERAL PACKAGING SPECIFICATION        PAGE 15 OF 19
                                     CORRUGATED



CONFIDENTIAL
ORIGINATION DATE:   12/04/89
STATUS:  ACTIVE
REVISION DATE:  08/23/95

                                        [*]

Date:  MAR 4 1998                 GENERAL MILLS, INC.              SCHEDULE D
                           GENERAL PACKAGING SPECIFICATION        PAGE 16 OF 19
                                     CORRUGATED

                                         [*]

                               GENERAL MILLS, INC.             SCHEDULE D
                         GENERAL PACKAGING SPECIFICATION     PAGE 17 OF 19
                                   CORRUGATED

                                       [*]

                               GENERAL MILLS, INC.             SCHEDULE D
                         GENERAL PACKAGING SPECIFICATION     PAGE 18 OF 19
                                   CORRUGATED

                                      [*]

                               GENERAL MILLS, INC.             SCHEDULE D
                         GENERAL PACKAGING SPECIFICATION     PAGE 19 OF 19
                                   CORRUGATED

                                      [*]